U.S. Securities and Exchange Commission
                             Washington, D.C. 20549

                                    Form 8-K

                                 Current Report
                       Pursuant to Section 13 or 15(d) of
                       the Securities Exchange Act of 1934



         Date of Report (date of earliest event reported): March 1, 2000



                         Commission file number 0-22464



                                KOALA CORPORATION
                                -----------------
                      (Exact name of small business issuer
                          as specified in its charter)



                 Colorado                              84-1238908
                 --------                              ----------
      (State or other jurisdiction of        (IRS Employer Identification No.)
        incorporation or organization)



                 11600 E. 53rd Avenue, Unit D, Denver, CO 80239
                 ----------------------------------------------
                    (Address of principal executive offices)



                                 (303) 574-1000
                                 --------------
                           (Issuer's telephone number)



                                 Not Applicable
                                 --------------
              (Former name, former address, and former fiscal year,
                          if changed since last report)

ITEM 2.           ACQUISITION OF ASSETS

         On March 1, 2000, Koala Corporation (the "Company"), acquired all of the outstanding capital stock of SCS Interactive, Inc., an Oregon corporation ("SCS") and certain intellectual property used in SCS's business for $20.2 million in cash plus $5.1 million in Koala Common Stock. The Company financed the cash portion of the purchase price with the proceeds of a revolving credit facility with U.S. Bank National Association. In addition, if certain earnings targets are met, the former shareholders of SCS will receive additional cash consideration in March 2002.

         Based in Tillamook, Oregon, SCS produces and markets interactive modular play equipment for use in water parks, indoor public facilities and outdoor public facilities. The purchase price and terms were negotiated on an arms length basis with the former shareholders of SCS and Rick Briggs. No principal of SCS had a relationship with the Company prior to the transaction.

ITEM 7.           FINANCIAL STATEMENTS, PRO FORMA FINANCIAL
                  INFORMATION AND EXHIBITS

        (a)   Financial Statements of Business Acquired.

        It is impracticable to provide the required financial statements for SCS at this time. The Company undertakes to file an amendment to this Current Report on Form 8-K as soon as possible, but not later than 60 days after March 15, 2000, to include the required financial statements. The Company currently anticipates that the required financial statements will be filed on or before May 14, 2000.

        (b)   Pro Forma Financial Information.

        It is impracticable to provide the required pro forma financial information at this time. The Company undertakes to file an amendment to this Current Report on Form 8-K as soon as possible, but not later than 60 days after March 15, 2000, to include the required pro forma financial information. The Company currently anticipates that the pro forma financial information will be filed on or before May 14, 2000.

        (c)   Exhibits.

        10.1 Stock and Asset Purchase Agreement, dated March 1, 2000, among the Company, the Shareholders of SCS Interactive, Inc. and Rick Briggs

        10.2 First Amendment to Revolving Credit Agreement, dated March 1, 2000 between the Company and U.S. Bank National Association

        99.1  Press Release.

                                   SIGNATURES

Pursuant to the requirements of the Securities and Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

                                            KOALA CORPORATION

Date:  March 15, 2000                       By:  /s/ Mark A. Betker
                                                -------------------
                                            Mark A. Betker, Chairman and Chief
                                            Executive Officer

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